Rand Logistics Inc.

Investor Outing





April 19, 2006

Disclaimer

This presentation contains "forward-looking statements", as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes", "expects", "projects", and similar expressions and involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

Laurence Levy
Chairman and CEO

Introductions

- Ed Levy
- Scott Bravener
- Jim Siddall
- Jeff Botham

Investment Characteristics

- Significant Barriers to Entry
- Strong Market Share
- Efficient and Productive Operation
- Long-Term Contractual Relationships
- Diverse End Markets
- Experienced Management Team
- Strong Base Business Providing Platform for Growth

Captain Scott Bravener
President
Lower Lakes

Personal Background - Scott Bravener

Captain Bravener has served as Lower Lakes President since its inception and has over 22 years of experience in Great Lakes transportation. Captain Bravener also served as the Captain of the Cuyahoga until the company's 2001 expansion. Before founding Lower Lakes, Captain Bravener worked for both Canada Steamship Lines and P&H Shipping. He is a director of the Canadian Shipowners Mutual Assurance Association, is a certified Ships Master, and is a member of the American Bureau of Shipping. Captain Bravener is a graduate of Marine Navigation Technology, Georgian College.

Vessel Acquisition / Charter Timeline

Date	Vessel
August 1995	**Cuyahoga** Country of Registration: Canada Date of First Sailing with Lower Lakes: April 1996
October 1999	**Saginaw** Country of Registration: Canada Date of First Sailing with Lower Lakes: December 1999
June 2000	**McKee Sons / Invincible** Country of Registration: United States Date of First Sailing with Lower Lakes: September 2000
March 2001	**Maumee** Country of Registration: United States Date of First Sailing with Lower Lakes: April 2001
March 2001	**Mississagi** Country of Registration: Canada Date of First Sailing with Lower Lakes: May 2001
March 2001	**Calumet** Country of Registration: United States Date of First Sailing with Lower Lakes: May 2001
March 2003	**Michipicoten** Country of Registration: Canada Date of First Sailing with Lower Lakes: June 2003
January 2004	**Manistee** Country of Registration: United States Date of First Sailing with Lower Lakes: March 2004

Cuyahoga



Country: Canada

Capacity: 15,675 tons

Crew: 18

Type: Self-unloading bulk carrier

Comments:

- Most efficient vessel in fleet
- Fully modernized and upgraded
- Aggregates, salt and grain

Our Boats

Saginaw


SAGINAW
SAGINAW

Country: Canada

Capacity: 20,200 tons

Crew: 21

Type: Self-unloading bulk carrier

Comments:

- Large cubic capacity, good carrier
- Grain, coal, and aggregates
- Interchangeable with McKee Sons
- Steel renewal program nearing completion
- Ideal candidate for repowering

Our Boats

Invincible



Country: U.S.A.

Capacity: n/a

Crew: Included with McKee Sons (barge)

Type: Tug boat

Comments:

- Modern
- Ideally suited to Mckee Sons

Our Boats

McKee Sons



Country: U.S.A.

Capacity: 19,900 tons

Crew: 17

Type: Integrated self-unloading barge

Comments:

- Interchangeable with Saginaw
- Good cubic capacity
- Aggregates, coal and steel by-products

Mississagi


MISSISSAGI

Country: Canada

Capacity: 15,800 tons

Crew: 18

Type: Self-unloading bulk carrier

Comments:

- Efficient carrier
- Interchangeable with Cuyahoga
- Aggregates, salt and grain

Our Boats

Calumet



Country: U.S.A.

Capacity: 12,450 tons

Crew: 21

Type: Self-unloading bulk carrier

Comments:

- Versatile, ideally suited for certain ports
- Interchangeable with Maumee
- Aggregates, salt and coal

Our Boats

Maumee



Country: U.S.A.

Capacity: 12,650 tons

Crew: 21

Type: Self-unloading bulk carrier

Comments:

- Versatile
- Extensive life extension completed in May 2005
- Candidate for further modernization
- Aggregates, salt and coal

Our Boats

Michipicoten



Country: Canada

Capacity: 22,300 tons

Crew: 18

Type: Self-unloading bulk carrier

Comments:

- Largest vessel in fleet
- Ideally suited for shuttle trade
- Candidate for further modernization
- Iron ore

Our Boats

Manistee



Country: U.S.A.

Capacity: 14,900 tons

Crew: 18

Type: Self-unloading bulk carrier

Comments:

- Efficient operations
- Ongoing steel renewal program
- Interchangeable with Cuyahoga and Mississagi
- Aggregates, salt and coal
- Lease buyout option during fourth quarter fiscal 2007

U.S. Flag Dry Bulk Cargo Carriage on the Great Lakes

2000-2005 and 5-Year Average (net tons 000's)

	2000	2001	2002	2003	2004	2005	5 Year Average	5 Year CAGR
Iron Ore	60,333	46,925	48,195	43,016	51,202	46,572	49,934	-5.0%
Coal	20,760	21,959	21,744	21,879	24,416	27,207	22,152	5.6%
Limestone	27,288	26,989	26,554	24,239	29,861	27,936	26,986	0.5%
Cement	4,145	4,137	3,818	3,851	3,965	3,893	3,983	-1.2%
Salt	838	876	587	945	1,032	1,188	856	7.2%
Sand	427	625	231	500	489	462	454	1.6%
Grain	352	351	329	312	368	403	342	2.7%
	114,143	101,862	101,458	94,742	111,333	107,661	104,708	-1.2%

Source: Lake Carriers Association

Freight Composition Fiscal Year Ended 3/31/06


Cargo Mix Fiscal Year 2006
44%
21%
12%
11%
4%
4%
3%
1%
Aggregates
Ore
Salt
Coal / Coke
Grains
Slag
Sand
Oxides

Excludes cargo carried by outside parties on behalf of Lower Lakes

Top Ten Customers Fiscal Year Ended 3/31/06

US dollars, in millions

Customer	Commodity	Revenue	% of revenue
1	Coal/Ore	$ 9.7	17%
2	Stone	7.9	14%
3	Salt	6.8	12%
4	Stone	2.5	4%
5	Ore	2.4	4%
6	Sand	2.2	4%
7	Grain	2.2	4%
8	Grain	1.8	3%
9	Stone	1.8	3%
10	Stone	1.2	2%
Other	various *	19.9	34%
		$ 58.5	100%

* Includes outside vessel charter revenue

Efficient Trade Routes

- Typically transport cargo on both legs of trips
  - > Improves capacity utilization
- Divide cargo into three main trade route categories:
  - > Primary cargo (mostly eastbound/southbound)
    - – Freight rates tend to be relatively healthy on a one-way basis, but also possible to tie in backhauls with this cargo
  - > Backhaul cargo (mostly westbound/northbound)
    - – Priced more competitively
  - > Short haul or shuttle cargo
    - – Short runs with no natural cargo backhaul



Lake Superior
Lake Michigan
Lake Huron
Lake Ontario
Lake Erie

- Recently strengthened backhaul business
  - > New contract with Michigan utility – servicing all of their requirements
  - > Shipping grain to Canada for new ethanol plants

Great Lakes Ports / Trade Patterns



Lake Carriers' Association
LCA
The Greatest Ships on the Great Lakes
ONTARIO
MINNESOTA
LAKE SUPERIOR
MICHIGAN
Upper Peninsula
QUEBEC
ONTARIO
LAKE HURON
LAKE ONTARIO
WISCONSIN
LAKE MICHIGAN
MICHIGAN
NEW YORK
LAKE ERIE
PENNSYLVANIA
ILLINOIS
INDIANA
OHIO

Competitive Landscape – U.S. Flag Great Lakes Fleet

Self Unloading Dry Bulk Carriers	Vessels in Class	Operator	Primary Carried Products	Average 2000-2005 Utilization Rate
850' – 1,013'	14	Interlake (4), American Steamship (4), Great Lakes Fleet (4), Oglebay Norton (2)	Iron Ore Coal	100%
651' – 849'	22	American Steamship (5), Interlake (4), Great Lakes Fleet (4), Oglebay Norton (3), Central Marine (2), K&K Warehousing (2), Upper Lakes Towing (1), Van Enkevort Tug & Barge (1)	Iron Ore Coal Limestone	94%
600' – 650'	12	**Grand River (4),** American Steamship (3), Oglebay Norton (4), Interlake (1)	Aggregates Iron Ore Coal Salt	100%
Cement Carriers	7	Lafarge(Inland Lakes) (5), St. Mary's (Hannah) (2)	Powdered Cement	83%
Tankers	5		Oil	80%

Competitive Landscape – Canadian Flag Great Lakes Fleet

Dry Bulk Carriers	Vessels in Class	Operator	Primary Carried Products	Average 2000-2005 Utilization Rate
850' – 1,099'	0	NM	NM	NM
650' – 740'	28	Canada Steamship Lines (10), Algoma Central (9), Upper Lakes (7), **Lower Lakes (1),** Purvis Marine (1)	Iron Ore Coal Aggregates Salt Grain	94%
600' – 650'	7	Algoma Central (3), Upper Lakes (1), **Lower Lakes (3)**	Aggregates Coal Salt Grain	100%
Cement Carriers	4	Lafarge (1), Essroc (1), St. Mary's (2)		90%
Tankers	N/A	N/A	N/A	N/A

Jim Siddall
Vice President – Marine Operations
Lower Lakes

Personal Background - Jim Siddall

Captain Siddall currently serves as Lower Lakes Vice President of Marine Operations and has 21 years of experience in Great Lakes transportation. In addition to his current duties, Captain Siddall served as the relief Captain of the Cuyahoga until the company's expansion in 2001. Before joining Lower Lakes in 1994, Captain Siddall spent 11 years with Algoma Central Corporation. Captain Siddall sits on the Georgian College Marine Advisory Council. He is a certified Ships Master as well as a graduate of Marine Navigation Technology, Georgian College.

SCHEDULING SYSTEM DEMONSTRATION

Jeff Botham
Chief Financial Officer
Lower Lakes

Personal Background - Jeff Botham

Mr. Botham has served as Lower Lakes Chief Financial Officer since joining the company in 2003. Prior to joining Lower Lakes, Mr. Botham held senior financial positions at publicly traded Hip Interactive Corp. and Brick Brewing Co. Limited. Most recently, Mr. Botham served as Chief Financial Officer of the privately held GolfNorth Properties Inc. and brings over 16 years of experience at the CFO level. Mr. Botham earned his B.A. at the University of Waterloo and is a Certified Management Accountant (CMA). Mr. Botham earned his Masters in Business Administration from Wilfrid Laurier University.

Selected Historical Financial Data

(US dollars, in thousands)	FY 2003	FY 2004	FY 2005	Nine months ended December 31, 2005 (Unaudited)
	Fiscal year ending March 31,			
Revenue	**$ 27,227**	**$ 38,550**	**$ 52,110**	**$ 54,245**
Outside vessel charter expense	-	2,363	6,180	4,478
Operating expense	19,226	27,478	32,211	37,007
Operating Income	**$ 8,001**	**$ 8,709**	**$ 13,719**	**$ 12,760**
Winter work expense (R&M)	1,027	1,430	1,668	104
Administration	1,593	2,396	2,421	2,142
EBITDA	**$ 5,381**	**$ 4,883**	**$ 9,630**	**$ 10,514**
# of vessels utilized beginning of year	*6*	*6*	*7*	*7*
# of vessels utilized end of year	*6*	*7*	*7*	*8*

Source: Lower Lakes audited financial statements included in Rands' Schedule 14A filed February 2, 2006 and unaudited financial statements for the nine months ended December 31, 2005 included in Rand's Form 8-K filed March 9, 2006

Historical Operating Expense

(US dollars, in thousands)	FY 2003	FY 2004	FY 2005	Nine months ended December 31, 2005 (Unaudited)
	Fiscal year ending March 31,			
Wages and benefits	$ 9,903	$ 13,214	$ 14,469	$ 15,490
Galley	281	418	471	513
Deck	274	288	421	513
Engine room	767	948	1,029	1,081
Cargo handling	322	730	701	831
* Fuel	4,192	6,946	9,988	13,034
Insurance	1,283	2,170	2,205	2,548
Charter hire	600	675	675	675
Trade	728	953	1,062	1,231
Handling	391	559	541	406
Miscellaneous	484	577	648	684
	$ 19,225	$ 27,478	$ 32,210	$ 37,006
# of vessels utilized beginning of year	*6*	*6*	*7*	*7*
# of vessels utilized end of year	*6*	*7*	*7*	*8*
* *Fuel expense*	*$ 4,192*	*$ 6,946*	*$ 9,988*	*$ 13,034*
Recovered in fuel surcharge	*271*	*1,184*	*1,916*	*4,776*
Net fuel expense	*$ 3,921*	*$ 5,762*	*$ 8,072*	*$ 8,258*

Source: Lower Lakes audited financial statements included in Rands' Schedule 14A filed February 2, 2006 and unaudited financial statements for the nine months ended December 31, 2005 included in Rand's Form 8-K filed March 9, 2006

Estimated Impact of Foreign Exchange Fluctuations on EBITDA

(US dollars, in thousands)	Fiscal year ending March 31, FY 2003	FY 2004	FY 2005	Nine months ended December 31, 2005
Constant US $ EBITDA (using prior year exch. rate)	**$ 5,349**	**$ 4,618**	**$ 9,285**	**$ 10,130**
Currency gain as a result of exchange	32	265	345	384
EBITDA	**$ 5,381**	**$ 4,883**	**$ 9,630**	**$ 10,514**
Average $CDN / $ US exchange rate	*$ 1.55*	*$ 1.35*	*$ 1.28*	*$ 1.21*
Average $ US / $ CDN exchange rate	*$ 0.65*	*$ 0.74*	*$ 0.78*	*$ 0.83*
Exchange rate as of April 13, 2006			**$ CDN/$ US**	**1.1508**
			$ US/ $ CDN	**0.8690**

Pro forma Balance Sheet as of December 31, 2005 (unaudited)*

(US dollars, in thousands)		
ASSETS		
Current Assets		
Cash and cash reserved for repairs and drydock expenditures	$	5,966
Accounts receivable		8,126
Prepaid expenses and other current assets		2,365
Deferred income taxes		123
		16,580
Capital assets - net		37,490
Deferred income tax		5,335
Deferred drydocking and finance costs		5,679
Intangible assets		11,069
	$	76,153
LIABILITIES		
Current liabilities	$	10,532
Long term debt		20,236
Long term obligation - vessel lease		1,758
Deferred income taxes		5,184
		27,178
SHAREHOLDERS EQUITY		
Convertible preferred shares		14,500
Common stock par value		1
Additional paid in capital		24,629
Accumulated deficit		(687)
		38,443
	$	76,153

* *Included in proforma financial information filed as Exhibit 9.4 to Rand's Form 8-K filed March 9, 2006*

Growth Strategy

- Organic growth
  - > Price increases
    - – Recently signed renewal contracts with increases roughly double historical norms
      - – 3-5 year contracts
    - – Strong demand bodes well for future pricing
      - – Limited capacity on the Great Lakes
  - > Further strengthening of backhaul business
    - – Indications from existing customers (salt and coal)
- Continued enhancements to fleet and operating performance

Growth Strategy

- External growth
  - > Lower Lakes is a strong base off which to grow the Company
  - > Near-term: Jones Act assets on the Great Lakes
    - – Currently pursuing opportunities
    - – Have customer base to fill additional capacity
  - > Medium-term: Jones Act assets in other markets
  - > Long-term: other assets with predictable cash flows, defined markets and barriers to entry
  - > Attractive opportunities for growth; optimistic about ability to expand